                                                                    EXHIBIT 99.2


INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of Performance Computing, Inc.:


We have audited the accompanying balance sheets of Performance Computing, Inc. as of December 31, 1994 and 1995, and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Performance Computing, Inc. as of December 31, 1994 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Costa Mesa, California
May 1, 1996



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
PERFORMANCE COMPUTING, INC.

BALANCE SHEETS
AS OF DECEMBER 31, 1994 AND 1995
- -------------------------------------------------------------------------------

                                                         1994            1995
                                                       --------        --------
ASSETS

CURRENT ASSETS:

Cash and cash equivalents                              $ 40,156        $ 45,352
Accounts receivable, net of allowances for
  doubtful accounts of $178,647 (1994)
  and $234,857 (1995)                                    43,732         190,985
Prepaid expenses and other current assets                33,162          18,785
                                                       --------        --------
    Total current assets                                117,050         255,122

EQUIPMENT AND IMPROVEMENTS, net (Note 2)                 86,787          73,604
                                                       --------        --------
                                                       $203,837        $328,726
                                                       ========        ========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts payable                                       $ 44,876        $ 58,478
Accrued payroll, taxes and benefits                      48,765         133,176
Deferred tax liability (Note 4)                           2,000           7,000
                                                       --------        --------
    Total current liabilities                            95,641         198,654

COMMITMENTS AND CONTINGENCIES (Note 5)

STOCKHOLDERS' EQUITY:
  Common stock, no par value;
    500 shares authorized
    150 shares issued and outstanding                     3,000           3,000
  Retained earnings                                     105,196         127,072
                                                       --------        --------
    Total stockholders' equity                          108,196         130,072
                                                       --------        --------
                                                       $203,837        $328,726
                                                       ========        ========



See notes to financial statements.

PERFORMANCE COMPUTING, INC.

STATEMENTS OF OPERATIONS
FOR EACH OF THE THREE YEARS
IN THE PERIOD ENDED DECEMBER 31, 1995
- ------------------------------------------------------------------------------



                                                            YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------
                                                  1993                  1994            1995
                                               ----------            ----------      ----------
NET REVENUES                                   $2,102,125            $2,424,931      $2,067,283

COSTS AND EXPENSES:

Cost of sales and services                      1,803,312             1,871,789         944,260
Selling and marketing                             159,116               218,375         349,374
Research and development                          111,381               311,965         449,196
General and administrative                         47,734                93,590         306,000
                                               ----------            ----------      ----------
    Total costs and expenses                    2,121,543             2,495,719       2,048,830
                                               ----------            ----------      ----------
OPERATING INCOME (LOSS)                           (19,418)              (70,788)         18,453

OTHER INCOME, net                                   1,652                15,189           8,423
                                               ----------            ----------      ----------
INCOME (LOSS) BEFORE INCOME TAX
  EXPENSE (BENEFIT)                               (17,766)              (55,599)         26,876

INCOME TAX EXPENSE (BENEFIT) (Note 4)              (3,300)               (8,300)          5,000
                                               -----------           ----------      ----------
NET INCOME (LOSS)                              $  (14,466)           $  (47,299)     $   21,876
                                               ==========            ==========      ==========



See notes to financial statements.


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
PERFORMANCE COMPUTING, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY
FOR EACH OF THE THREE YEARS
IN THE PERIOD ENDED DECEMBER 31, 1995
- ------------------------------------------------------------------------------

                                                 COMMON STOCK
                                              ------------------        RETAINED
                                               SHARES     AMOUNT        EARNINGS         TOTAL
                                              -------    -------       ---------       --------
BALANCE, January 1, 1993                        150      $3,000         $166,961       $169,961

Net loss                                                                 (14,466)       (14,466)
                                                ----     ------         --------       --------

BALANCE, December 31, 1993                      150       3,000          152,495        155,495

Net loss                                                                 (47,299)       (47,299)
                                                ----     ------         --------       --------

BALANCE, December 31, 1994                      150       3,000          105,196        108,196

Net income                                                                21,876         21,876
                                                ----     ------         --------       --------

BALANCE, December 31, 1995                      150      $3,000         $127,072       $130,072
                                                ===      ======         ========       ========



See notes to financial statements.

PERFORMANCE COMPUTING, INC.

STATEMENTS OF CASH FLOWS
FOR EACH OF THE THREE YEARS
IN THE PERIOD ENDED DECEMBER 31, 1995
- ------------------------------------------------------------------------------


                                                                                YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------
                                                                          1993           1994           1995
                                                                        --------       --------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)                                                       $ (14,466)      $(47,299)     $  21,876
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:

  Depreciation and amortization                                            21,930         40,022         44,147
  Deferred income taxes                                                    (9,000)       (10,000)         5,000
  Provision for doubtful accounts receivable                               61,093         74,774         56,210

  Change in:

    Accounts receivable, net                                              (76,383)        54,446       (203,463)
    Prepaid expenses and other current assets                              (6,931)       (20,512)        14,377
    Accounts payable and accrued liabilities                               75,914        (18,242)        98,013
                                                                        ---------       --------      ---------
      Net cash provided by operating activities                            52,157         73,189         36,160

CASH FLOWS FROM INVESTING ACTIVITIES -

  Capital expenditures                                                    (51,168)       (66,217)       (30,964)
                                                                        ---------       --------      ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                     989          6,972          5,196

CASH AND CASH EQUIVALENTS, beginning of year                               32,195         33,184         40,156
                                                                        ---------       --------      ---------
CASH AND CASH EQUIVALENTS, end of year                                  $  33,184       $ 40,156      $  45,352
                                                                        =========       ========      =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION-

  Cash paid during the year for income taxes                            $   8,400       $  4,000      $       -
                                                                        =========       ========      =========



See notes to financial statements.

PERFORMANCE COMPUTING, INC.

NOTES TO FINANCIAL STATEMENTS
FOR EACH OF THE THREE YEARS
IN THE PERIOD ENDED DECEMBER 31, 1995
- ------------------------------------------------------------------------------

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Description of Business - Performance Computing, Inc. (the Company) provides customized software development services on a contract basis. The Company also develops, manufactures and distributes personal computer-based video teleconferencing products. Substantially all of the Company's revenues through December 31, 1995 relate to contract services.

       Cash Equivalents - Cash equivalents are considered to be highly-liquid investments with initial maturities of three months or less.

       Accounts Receivable - The Company sells its products and services principally in the United States. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company maintains reserves for potential credit losses, and those losses have been within management's expectations.

       Equipment and Improvements - Equipment and improvements are stated at cost. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets, generally ranging from three to seven years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the asset or the lease term.

       Revenue Recognition - The Company recognizes revenues from software development contracts as services are performed. The Company recognizes revenues from video teleconferencing products and technology as such products are shipped or as licensing agreements are entered into with customers.

       Income Taxes - The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. This statement requires the recognition of deferred tax assets and liabilities for the future consequences of events that have been recognized in the Company's financial statements or tax returns. The measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and the tax bases of the Company's assets and liabilities result in a deferred tax asset, SFAS 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such asset. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

       Software Development Costs - Software development costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established. The Company considers technological feasibility to be established when all planning, designing, coding and testing has been completed according to design specifications.



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
PERFORMANCE COMPUTING, INC.

NOTES TO FINANCIAL STATEMENTS
FOR EACH OF THE THREE YEARS
IN THE PERIOD ENDED DECEMBER 31, 1995 (CONTINUED)
- ------------------------------------------------------------------------------

       After technological feasibility is established, any additional costs are capitalized. Through December 31, 1995, software has been substantially completed concurrently with the establishment of technological feasibility, and accordingly, no costs have been capitalized to date.

       Fair Value of Financial Instruments - Pursuant to SFAS No. 107, Disclosures about Fair Value of Financial Instruments, the Company is required to estimate the fair value of all financial instruments included on its balance sheet at December 31, 1995. The Company considers the carrying value of such amounts in the financial statements to approximate their fair value due to: (1) the relatively short period of time between origination of the instruments and their expected realization, (2) interest rates which approximate current market rates, or (3) the overall immateriality of the amounts.

       Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates.


2.     EQUIPMENT AND IMPROVEMENTS

       Equipment and improvements consist of the following:


                                                                                      DECEMBER 31,
                                                                                 -----------------------
                                                                                   1994          1995
                                                                                 --------      ---------
        Machinery and equipment                                                  $140,045      $ 171,009
        Vehicles                                                                   27,270         27,270
        Office furniture and fixtures                                               2,400          2,400
                                                                                 ---------     ---------
                                                                                  169,715        200,679
        Less accumulated depreciation and amortization                            (82,928)      (127,075)
                                                                                 ---------     ---------
                                                                                 $ 86,787      $  73,604
                                                                                 ========      =========




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
PERFORMANCE COMPUTING, INC.

NOTES TO FINANCIAL STATEMENTS
FOR EACH OF THE THREE YEARS
IN THE PERIOD ENDED DECEMBER 31, 1995 (CONTINUED)
- ------------------------------------------------------------------------------

3.     MAJOR CUSTOMERS

       Sales to individual customers or customers under common control which amounted to more than 10% of the Company's net revenues in the year indicated were as follows:



                                             DECEMBER 31,
                              ----------------------------------------
        CUSTOMER                 1993           1994           1995
        --------              ----------     ----------     ----------
           1                  $1,164,008     $1,037,239     $  293,495
           2                     348,998        574,714        321,206
           3                                                   396,436
           4                                                   214,963
                              ----------     ----------     ----------
                              $1,513,006     $1,611,953     $1,226,100
                              ==========     ==========     ==========





       The Company has historically derived a significant portion of its revenues from a relatively small number of customers. A decision by a significant customer to substantially decrease or delay purchases from the Company or the Company's inability to collect receivables from these customers could have a material adverse effect on the Company's financial condition and results of operations.


4.     INCOME TAXES

       A summary of income tax expense (benefit) is as follows:



                                   YEAR ENDED DECEMBER 31,
                             --------------------------------------
                               1993            1994           1995
                             -------         --------        ------
        Current              $ 5,700         $  1,700        $    -
        Deferred              (9,000)         (10,000)        5,000
                             -------         --------        ------
                             $(3,300)        $ (8,300)       $5,000
                             =======         ========        ======

PERFORMANCE COMPUTING, INC.

NOTES TO FINANCIAL STATEMENTS
FOR EACH OF THE THREE YEARS
IN THE PERIOD ENDED DECEMBER 31, 1995 (CONTINUED)
- ------------------------------------------------------------------------------

       A reconciliation of the effective tax rate from the federal statutory tax rate (35%) is as follows:


                                                                               DECEMBER 31,
                                                                   ------------------------------------
                                                                     1993          1994          1995
                                                                   -------       -------       --------
       Income tax (benefit) expense
         at federal statutory rate                                 $(6,200)     $(19,500)      $  9,400
       Surtax exemption and other                                    2,900        11,200         (4,400)
                                                                   -------      --------       --------
                                                                   $(3,300)     $ (8,300)      $  5,000
                                                                   =======      ========       ========




       The Company's net deferred tax liability consists primarily of accrual to cash differences at December 31, 1994 and 1995.


5.     COMMITMENTS AND CONTINGENCIES

       Leases - The Company has a noncancelable operating lease for its operating facility. Future minimum rental commitments consist of the following:


                       Year ending December 31:

                         1996                                $48,991
                         1997                                  8,165
                                                             -------
                                                             $57,156
                                                             =======




       Total rent expense was $19,875, $47,514 and $50,559 for the years ended December 31, 1993, 1994 and 1995, respectively.


6.     EMPLOYEE BENEFIT PLAN

       The Company has a 401(k) Plan (the Plan) for all employees meeting minimum service requirements. There are no Company contributions to the Plan.


7.     SUBSEQUENT EVENTS

       Effective March 14, 1996, the Company's stockholders entered into an agreement to sell all of the outstanding common shares of Performance Computing, Inc. (PCI) to Smith Micro Software, Inc. (Smith Micro).





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